Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Smart & Final Inc. (the “Company”) on Form 10-Q for the quarter ended October 6, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard N. Phegley, Senior Vice President and Chief Financial Officer of the Company, certify, based on my knowledge, and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2002	/s/ RICHARD N. PHEGLEY
Richard N. Phegley Senior Vice President and Chief Financial Officer